AMENDMENT NO. 5
TO
SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This Amendment No. 5 (this “Amendment”), dated as of November 2, 2009, is entered into by and among Zoo Entertainment, Inc. (the “Company”) and the undersigned holders of the Notes (as defined below) representing the Requisite Holders (as defined below).

RECITALS

WHEREAS, the Company entered into that certain Note Purchase Agreement, dated as of July 7, 2008, as subsequently amended on July 15, 2008, July 31, 2008 and August 12, 2008, pursuant to which the Company consummated a financing (the “First Financing”) to raise $9,000,000 through the sale of senior secured convertible notes (the “Notes”) to certain investors, and the issuance to such investors of warrants to purchase an aggregate of 8,181,818 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”); and

WHEREAS, on July 7, 2008, Trinad Capital Master Fund, Ltd. (“Trinad”) invested $2,500,000 in the First Financing and received a Note in the principal amount of $2,500,000; and

WHEREAS, on July 7, 2008, Back Bay LLC (“Back Bay”) invested $2,000,000 in the First Financing and received a Note in the principal amount of $2,000,000; and

WHEREAS, on July 7, 2008, the Company issued to Trinad Capital Management, LLC, a Note in the principal amount of $750,000; and

WHEREAS, on July 10, 2008, Cipher 06 LLC invested $150,000 in the First Financing and received a Note in the principal amount of $150,000; and

WHEREAS, on July 24, 2008, each of Soundpost Capital, LP and Soundpost Capital Offshore Ltd. invested $500,000 in the First Financing and each received a Note in the principal amount of $500,000; and

WHEREAS, on August 1, 2008, Trinad invested $1,500,000 in the First Financing and received a Note in the principal amount of $1,500,000; and

WHEREAS, on August 12, 2008, Amendment No. 1 to the Senior Secured Convertible Promissory Notes was executed; and

WHEREAS, on August 13, 2008, S.A.C. Venture Investments, LLC invested $1,850,000 in the First Financing and received a Note in the principal amount of $1,850,000; and

WHEREAS, on September 26, 2008, the Company entered into that certain Note Purchase Agreement, pursuant to which the Company consummated a second financing (the “Second Financing”) to raise $1,400,000 through the sale of Notes to certain investors, and the issuance to such investors of warrants to purchase an aggregate of 1,272,727 shares of Common Stock; and

WHEREAS, on September 26, 2008, Trinad invested $500,000 in the Second Financing and received a Note in the principal amount of $500,000; and

WHEREAS, on September 26, 2008, Back Bay invested $500,000 in the Second Financing and received a Note in the principal amount of $500,000; and

WHEREAS, on September 26, 2008, John S. Lemak invested $100,000 in the Second Financing and received a Note in the principal amount of $100,000; and

WHEREAS, on September 26, 2008, Sandor Capital Master Fund LP invested $300,000 in the Second Financing and received a Note in the principal amount of $300,000; and

WHEREAS, on June 26, 2009, the Requisite Holders executed and delivered Amendment No. 2 to Senior Secured Convertible Promissory Note (“Amendment No. 2”), pursuant to which the Notes were amended to provide, among other things, that the outstanding principal plus accrued and unpaid interest under the Notes shall automatically convert into shares of Common Stock upon the occurrence of both the effectiveness of the filing of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock to permit the conversion of the Notes, and the consummation of an Investor Sale (as defined therein); and

WHEREAS, on August 31, 2009, the Requisite Holders executed and delivered Amendment No. 3 to Senior Secured Convertible Promissory Note (“Amendment No. 3”), pursuant to which the Notes were amended to, among other things, extend the maturity dates of the Notes to September 30, 2009, and modify the definition of “Investor Sale” set forth therein to be the consummation of a sale of shares of Common Stock that results in aggregate gross proceeds to the Company of at least $4,000,000, at a price per share equal to $0.20; and

WHEREAS, on October 6, 2009, the Requisite Holders executed and delivered Amendment No. 4 to Senior Secured Convertible Promissory Note (“Amendment No. 4”), pursuant to which the Notes were amended to, among other things, extend the maturity dates of the Notes to November 2, 2009; and

WHEREAS, pursuant to Section 8 of the Notes, the Notes may be amended with the consent of the Company and the holders of Notes representing at least seventy-five percent (75%) of the aggregate principal amount then outstanding under all Notes (the “Requisite Holders”); and

WHEREAS, the undersigned holders represent the Requisite Holders and desire to further amend certain provisions of all of the Notes.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the undersigned parties do hereby agree as follows:

AGREEMENT

1.
Amendment to Section 1 of the Notes.  Section 1 of each of the Notes, as amended, is hereby further amended by deleting the date “November 2, 2009” set forth therein and replacing it with the date “February 2, 2010”.

2.
Amendment to Section 5 of Amendment No. 2.  Section 5 of Amendment No. 2, as amended by Amendment No. 3 and by Amendment No. 4, is hereby amended by deleting the date “November 2, 2009” set forth therein and replacing it with the date “February 2, 2010”.

3.
Except as otherwise set forth herein, the Notes shall remain in full force and effect without change or modification.  This Amendment, the Notes, as amended, and other agreements related to the Notes constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter.  The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof.  The headings in this Amendment are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof.  This Amendment may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf as of the date first written above.

COMPANY:

ZOO ENTERTAINMENT, INC.

By:	/s/ David Fremed
Name:	David Fremed
Title:	Chief Financial Officer

PURCHASERS:

TRINAD CAPITAL MASTER FUND, LTD.

By:	/s/ Robert Ellin
Name:	Robert Ellin
Title:

BACK BAY LLC

By:	/s/ Howard Smuckler
Name:	Howard Smuckler
Title:	CFO, Roxbury LLC, Manager

CIPHER 06 LLC

By:
Name:
Title:

SOUNDPOST CAPITAL, LP

By:
Name:
Title:

SOUNDPOST CAPITAL OFFSHORE LTD.

By:
Name:
Title:

[Additional Signature Page Follows]

TRINAD MANAGEMENT, LLC

By:	/s/ Robert Ellin
Name:	Robert Ellin
Title:

S.A.C. VENTURE INVESTMENTS, LLC
By:	/s/ Peter A. Nussbaum
Name:	Peter A. Nussbaum
Title:	Authorized Signatory

SANDOR CAPITAL MASTER FUND LP

By:
Name:
Title:

John S. Lemak

Signature Page to Amendment No 5